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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



               Date of earliest event reported: July 19, 2000



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.  Other Items.

  On July 19, 2000, the Company announced it entered into a definitive agreement to sell its Davenport operations to Isle of Capri Casinos, Inc. for aggregate consideration of $58.2 million in cash. The Connelly Group, L.P., a limited partnership in which the Company owns a 95% interest, operates the casino operations in Davenport, Iowa, and TCG/Blackhawk, Inc., a wholly-owned subsidiary of the Company, owns the Blackhawk Hotel in Davenport. An aggregate of $56.1 million has been allocated to the sale of the casino operations and $2.1 million has been allocated to the sale of the Blackhawk.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Exhibits.  See Exhibit Index.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2000

                                 PRESIDENT CASINOS, INC.

                                 By:
                                 -------------------------------------------
                                 James A. Zweifel, Executive Vice President
                                 and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number     Description

  99.1     Press Release dated July 19, 2000.